UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2011

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)
(516) 484-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2011, the Board of Directors (the “Board”) of Pall Corporation (the “Registrant”) approved amendments to the Registrant’s By-Laws. The amendments, which are effective immediately, (i) permit the Board to separate the roles of chairman and chief executive officer; (ii) allow the office of chief executive officer to be an “Elected Officer” of the Registrant; and (iii) clarify the Registrant’s officer designations such that the Registrant has Elected Officers who are appointed by the Board and “Appointed Officers” who are appointed by the chief executive officer.

The foregoing description of the amendments to the Registrant’s By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3(ii) and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(ii)	Registrant’s By-Laws, as amended through January 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

/s/ Francis Moschella
January 26, 2011	Francis Moschella
Vice President – Corporate Controller
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
3(ii)	Registrant’s By-Laws, as amended through January 20, 2011.